Exhibit 10.1

FIRST OMNIBUS AMENDMENT+

July 26, 2016

This FIRST OMNIBUS AMENDMENT, dated as of the date hereof (this “Amendment”) is by and among Enova International Inc., Enova Finance 5, LLC, NetCredit Loan Services, LLC (f/k/a Enova Lending Services, LLC), EFR 2016-1, LLC (the “Issuer”), Bankers Trust Company, in its capacity as indenture trustee and securities intermediary (the “Indenture Trustee”), First Associates Loan Servicing LLC (“First Associates”), Jefferies Funding LLC, WF 18, LLC and Drawbridge Special Opportunities Fund LP.  Whenever used in this Amendment and unless the context requires a different meaning, capitalized terms used herein and not otherwise expressly defined herein shall have the meanings assigned to such terms in Part I of Appendix A to the Indenture dated as of January 15, 2016 by and between the Issuer and the Indenture Trustee.

WHEREAS, the Issuer, the Master Servicer, the Administrative Agent, each Initial Term Note Holder and each Variable Funding Note Noteholder desire to amend the Note Purchase Agreement;

WHEREAS, the Issuer and the Indenture Trustee desire to amend the Indenture;

WHEREAS, the Master Servicer, the Asset Servicers, the Custodian, the Issuer, the Indenture Trustee, the Transferor and the Verification Agent desire to amend the Servicing Agreement; and

WHEREAS, the Seller and the Purchaser desire to amend the Receivables Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Note Purchase Agreement.

i.	Clause (d) of Section 2.04 of the Note Purchase Agreement is hereby amended and restated as follows:

“(d)Each Variable Funding Note Noteholder shall fund the percentage of the Requested Advance (its “Ratable Portion”) determined by dividing (i) the amount of such Variable Funding Note Noteholder’s Funding Commitment by (ii) the aggregate Funding Commitments of all Variable Funding Note Noteholders.  Subject to satisfaction of the Advance Conditions, each Variable Funding Note Noteholder shall deliver immediately available funds in an amount (an “Advance”) equal to its Ratable Portion of the Requested Advance to the Bankers

+	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

***	Indicates confidential material redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted material.

Trust account specified in a separate letter agreement by and among the parties hereto no later than 2:00 p.m., New York City time, on the Applicable Advance Date.  Once all funds have been deposited, then upon Banker’s Trust’s receipt of notice and instruction from the Administrative Agent (which for the avoidance of doubt can be in the form of electronic correspondence) no later than 3:00 p.m. New York City time, Bankers Trust shall deliver the funds deposited into such account to an account specified by the Issuer (the information for which shall be provided to Bankers Trust by the Administrative Agent as part of the aforementioned notice and instruction); provided, however, that if all Variable Funding Note Noteholders do not deposit their Ratable Portion of the Requested Advance to the Bankers Trust account by 2:00 p.m. New York City time, on the applicable Advance Date, then all funds on deposit in such account shall be returned to the respective parties who made such deposits; provided, further, that any Variable Funding Note Noteholder who made a deposit of its Ratable Portion of the Requested Advance to the Bankers Trust account by 2:00 p.m. New York City time on such Advance Date shall not be deemed to be a Defaulting Variable Funding Note Noteholder if funds are subsequently returned to such Variable Funding Note Noteholder pursuant to the first proviso of this Section 2.04(d); provided further that if the Administrative Agent does not provide to Bankers Trust notice and instruction for delivery of the funds deposited in such account to an account specified by the Issuer by 3:00 p.m., New York City time, then Bankers Trust shall not be required to deliver such funds into the account specified by the Issuer until the next Business Day.

ii.	Section 2.08 of the Note Purchase Agreement is hereby amended and restated as follows:

“Section 2.08Unused Fee.On each Payment Date from the Initial Payment Date until the Funding Period Termination Date, the Issuer shall pay to the Variable Funding Note Noteholders a fee (the “Unused Fee”) equal to the product of: (a) the excess of (i) the lesser of (A) an amount equal to the Maximum Principal Amount, minus the sum of (x) the aggregate Outstanding Principal Amount of all Outstanding Term Notes and (y) the Average Variable Funding Note Balance, and (B) $20,000,000, over (ii) the Average Variable Funding Note Balance; (b) a per annum rate of ***%; and (c) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, payable in arrears on each Payment Date.”

iii.	Section 2.11(a) of the Note Purchase Agreement is hereby amended by adding the following clause at the end:

“(iv) for purposes of the making and funding of a Requested Advance, the Ratable Portion to be funded by each non-Defaulting Variable Funding Note Noteholder shall be determined without reference to the Funding Commitment of the Defaulting Variable Funding Note Noteholder, and the Maximum Advance Amount shall be reduced as appropriate to reflect the impact of the Defaulting Variable Funding Note Noteholder.”

2.Amendment to Indenture, Part I of Appendix A.

i.	The definition of “ACH Sweep Account” is hereby added in the correct alphabetical order as follows:

““ACH Sweep Account” shall mean an account to be established prior to the Cut-Over Date at U.S. Bank National Association, bearing the account number set forth in that certain side letter dated as of July 26, 2016, by and among the Master Servicer, the Issuer, the Administrative Agent, each Variable Funding Note Noteholder and Bankers Trust, which is held by the Indenture Trustee on behalf of the Noteholders, which is subject to the ACH Sweep Blocked Account Control Agreement, and for which an Obligor shall remit all ACH payments, if applicable, under its applicable Contract.”

ii.	The definition of “ACH Sweep Blocked Account Control Agreement” is hereby added in the correct alphabetical order as follows:

““ACH Sweep Blocked Account Control Agreement” shall mean the  Blocked Account Control Agreement, dated as of a date prior to the Cut-Over Date, by and among Enova, the Indenture Trustee and U.S. Bank National Association, as the depositary bank.”

iii.	The definition of “Collection Period” is hereby amended and restated as follows:

““Collection Period” shall mean, with respect to each Payment Date, the period from and including the first day of the calendar month immediately preceding such Payment Date to and including the last day of such calendar month; provided, however, that the initial Collection Period for the Initial Term Note Investment Pool shall be from the Closing Date to and including the last day of the calendar month preceding the month in which the Initial Payment Date occurs.”

iv.	The definition of “Collection Receipt Account” is hereby amended and restated as follows:

““Collection Receipt Accounts” shall mean the accounts (1) bearing account number ***, held by the Account Holder on behalf of the Master Servicer, and (2) bearing account number ***, held by the Account Holder on behalf of the Master Servicer, which are subject to the Blocked Account Control Agreement, and for which an Obligor may remit (i) prior to the Cut-Over Date all payments under its applicable Contract, and (ii) on and after the Cut-Over Date all payments under its applicable Contract other than ACH payments, which shall be remitted to the ACH Sweep Account.”

v.	The definition of “Credit Counseling Receivable” is hereby added in the correct alphabetical order as follows:

““Credit Counseling Receivable” shall have the meaning specified in Section 2.02(d)(ix) of the Servicing Agreement.”

vi.	The definition of “Cut-Over Date” is hereby added in the correct alphabetical order as follows:

““Cut-Over Date” shall have the meaning specified in Section 2.02(a)(i) of the Servicing Agreement.”

vii.	The definition of “Daily Data File” is hereby added in the correct alphabetical order as follows:

““Daily Data File” shall mean the daily data file delivered to the Backup Servicer pursuant to Section 2.06 of the Servicing Agreement, substantially in the form set forth in Exhibit A to that First Omnibus Amendment, dated as of July 26, 2016, by and among Enova International Inc., Enova Finance 5, LLC, NetCredit Loan Services, LLC (f/k/a Enova Lending Services, LLC), EFR 2016-1, LLC, Bankers Trust Company, First Associates Loan Servicing LLC, Jefferies Funding LLC, WF 18, LLC and Drawbridge Special Opportunities Fund LP.

viii.	The definition of “Daily Remittance Report” is hereby added in the correct alphabetical order as follows:

““Daily Remittance Report” shall mean a report of the Master Servicer, in a form approved by the Majority Holders, that, with respect to each Collection Receipt Account and the ACH Sweep Account, shall be delivered on each Business Day on and after the Cut-Over Date and that shall (i) specify the amount of Collections received in each Collection Receipt Account and ACH Sweep Account, as applicable, on the receipt date specified in such report, (ii) specify the amount of Collections transferred from each Collection Receipt Account and the ACH Sweep Account, as applicable, to the Collection Account on the Business Day on which such report is delivered and (iii) reconcile any difference between the amount described in the preceding clauses (i) and (ii).

ix.	The definition of “Due Date Adjustment” is hereby added in the correct alphabetical order as follows:

““Due Date Adjustment” shall mean, with respect to a Serviced Receivable and a related Obligor, the reset of an Obligor Due Date, so long as the reset Obligor Due Date is after the corresponding original due date and not later than the next scheduled Obligor Due Date specified in the related Serviced Receivable.”

x.	The definition of “Eligible Refinancing Receivable” is hereby amended and restated as follows:

““Eligible Refinancing Receivable” shall mean a Receivable that (i) was originated or acquired in connection with a Refinancing as to which the refinanced Serviced Receivable’s status was current with no amount past due as of the date of such Refinancing and (ii) was transferred to the Issuer prior to June 28, 2016.”

xi.	The definition of “Interest Period” is hereby amended and restated as follows:

““Interest Period” shall mean, (a) with respect to each Term Note and any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or in the case of the Initial Payment Date for the Initial Term Note, from and including the Closing Date and in the case of the Initial Payment Date for a Term Note A or Term Note B from and including the applicable Conversion Date) to but excluding such Payment Date, and (b) with respect to a Variable Funding Note and any Payment Date, (i) the period from and including the first day of the calendar month (or in the case of the Initial Payment Date from and including the Closing Date) in which the Variable Funding Note Investment Pool for such Variable Funding Note was created or (ii)(A) if the last Business Day of the calendar month immediately preceding the calendar month in which the Variable Funding Note Investment Pool for such Variable Funding Note was created is a Conversion Date or (B) if the first Business Day of the calendar month in which the Variable Funding Note Investment Pool for such Variable Funding Note was created is a Conversion Date, then the period from and including such Conversion Date, to but excluding the related Conversion Date immediately preceding such Payment Date.”

xii.	The definition of “Investment Pool Cumulative Net Loss Trigger” is hereby amended and restated as follows:

““Investment Pool Cumulative Net Loss Trigger” shall occur with respect to a Collection Period and a Term Note Investment Pool in the event that the Investment Pool Cumulative Net Loss Ratio for such Term Note Investment Pool on the last day of the Collection Period set forth below is greater than the corresponding Trigger Level set forth below; provided, however, that Collection Period 1 for the Term Note Investment Pool for which the Conversion Date was May 31, 2016 (i.e., Term Note A4 (CUSIP 26845H9) and Term Note B4 (CUSIP 26845H AJ5)) shall be the month of May, 2016, and the subsequent Collection Periods for such Term Note Investment Pool shall follow sequentially:

Collection Period of Term Note Investment Pool	Trigger Level for Initial Term Note Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note A Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note B Investment Pool Cumulative Net Loss Ratio
1	***%	***%	***%
2	***%	***%	***%
3	***%	***%	***%
4	***%	***%	***%
5	***%	***%	***%

6	***%	***%	***%
7	***%	***%	***%
8	***%	***%	***%
9	***%	***%	***%
10	***%	***%	***%
11	***%	***%	***%
12	***%	***%	***%
13	***%	***%	***%
14	***%	***%	***%
15	***%	***%	***%
16	***%	***%	***%
17	***%	***%	***%
18	***%	***%	***%
19	***%	***%	***%
20	***%	***%	***%
21	***%	***%	***%
22	***%	***%	***%
23	***%	***%	***%
24	***%	***%	***%
25	***%	***%	***%
26	***%	***%	***%
27	***%	***%	***%
28	***%	***%	***%
29	***%	***%	***%

30	***%	***%	***%
31	***%	***%	***%
32	***%	***%	***%
33	***%	***%	***%
34	***%	***%	***%
35	***%	***%	***%
36	***%	***%	***%
37	***%	***%	***%
38	***%	***%	***%
39	***%	***%	***%
40	***%	***%	***%
41	***%	***%	***%
42	***%	***%	***%
43	***%	***%	***%
44	***%	***%	***%
45	***%	***%	***%

xiii.	The definition of “Payment Deferral” is hereby amended and restated as follows:

““Payment Deferral” shall mean, with respect to a Serviced Receivable and a related Obligor, the deferral of a scheduled installment payment from such Obligor’s next Obligor Due Date to a new Obligor Due Date, which follows the Obligor Due Date that theretofore had been the final scheduled maturity date of such Serviced Receivable.”

xiv.	The definition of “Variable Funding Note Payment Amount” is hereby amended and restated as follows:

““Variable Funding Note Payment Amount” shall mean, with respect to each Payment Date, an amount equal to the sum of (i) the Variable Funding Note Monthly Interest, (ii) the Unused Fee (which amount shall be allocable to the related Variable Funding Note

Investment Pool for which such Payment Date is its Initial Payment Date (occurring approximately 45 days after the related Conversion Date)) and (iii) any Increased Costs Amounts (which amount shall be allocable to the related Term Note Investment Pool for which such Payment Date is its Initial Payment Date (occurring approximately 45 days after the related Conversion Date)).”

xv.	The definition of “Waiver Amount” is hereby added in the correct alphabetical order as follows:

““Waiver Amount” shall mean, with respect to any Collection Period, the aggregate amount of all Waiver Credits granted in respect of Eligible Receivables in all Investment Pools during such Collection Period, net of all returns of Waiver Credits previously granted in respect of Eligible Receivables that have been received in such Collection Period.”

xvi.	The definition of “Waiver Credit” is hereby added in the correct alphabetical order as follows:

““Waiver Credit” shall mean, with respect to an Eligible Receivable, a one-time credit granted to the Obligor in order to re-establish goodwill due to an unsatisfactory customer service experience or to make a similar minor adjustment to an Eligible Receivable in respect of other administrative or timing factors, such credit to be granted to the Obligor in accordance with the Servicing Standard and the Servicing Policy.”

3.Amendments to Servicing Agreement.

i.	Section 2.02(a) of the Servicing Agreement is hereby amended and restated as follows:

“(a) The Asset Servicers, Master Servicer and Indenture Trustee shall perform the actions enumerated for them below:

(i) The Master Servicer shall designate in writing to each Noteholder a date (the “Cut-Over Date”), which shall not be later than the sixtieth day following the execution of this Amendment, by which date the Master Servicer shall have (A) established the ACH Sweep Account, (B) caused the ACH Sweep Blocked Account Control Agreement to be executed and delivered and (C) certified in an officer’s certificate to the Noteholders that the Master Servicer, the Asset Servicers and the Indenture Trustee are ready to perform the other actions which they are required to perform hereunder on and after the Cut-Over Date.

(ii)Prior to the Cut-Over Date, each Asset Servicer shall follow the procedures specified in this clause (ii).  Each Asset Servicer shall direct the Obligors for the Serviced Receivables it services to make all payments with respect to such Serviced Receivables into a Collection Receipt Account.  Each Collection Receipt Account shall be subject to the control of the Intercreditor Agent pursuant to the Blocked Account Control Agreement.  Within two (2) Business Days following receipt of any Collections in respect of any of its Serviced Receivables in a Collection Receipt Account, each Asset

Servicer shall cause an amount equal to such Collections to be deposited into the Collection Account maintained in the name of the Indenture Trustee. Until such Collections are so deposited in a Collection Receipt Account or the Collection Account, as applicable, such Asset Servicer will (A) hold such Collections in trust, for and as the property of the Issuer for the benefit of the Indenture Trustee (on behalf of the Noteholders) and (B) not permit any such Collections to be held in, or transferred to, any account other than a Collection Receipt Account or the Collection Account (or, on a trial basis to test the efficacy of the ACH Sweep Account, to the ACH Sweep Account, so long as any such funds transferred to the ACH Sweep Account are transferred to the Collection Account within two Business Days of original receipt). No funds shall be deposited into the Collection Account other than amounts representing Collections in respect of Serviced Receivables.

(iii)  On and after the Cut-Over Date, each Asset Servicer shall follow the procedures specified in this clause (iii).  Each Asset Servicer shall (A) direct ACH payments in respect of the Serviced Receivables to be made to the ACH Sweep Account and (B) direct Obligors making all other types of payments with respect to such Serviced Receivables (including credit card, debit card and check) to make such payments into the Collection Receipt Accounts.  The ACH Sweep Account shall be subject to the control of the Indenture Trustee pursuant to the ACH Sweep Blocked Account Control Agreement and each Collection Receipt Account shall be subject to the control of the Intercreditor Agent pursuant to the Blocked Account Control Agreement. On each Business Day, all Collections received in the ACH Sweep Account (net of a reserve for ACH returns) on the preceding Business Day shall be deposited into the Collection Account maintained in the name of the Indenture Trustee. Within two (2) Business Days following receipt of any Collections in respect of any of its Serviced Receivables in a Collection Receipt Account, each Asset Servicer shall cause an amount equal to such Collections to be deposited into the Collection Account maintained in the name of the Indenture Trustee. In connection with the remittance of Collections from the ACH Sweep Account and each Collection Receipt Account, as applicable, to the Collection Account the Master Servicer shall deliver to the Indenture Trustee on the same day of transfer a Daily Remittance Report.  The Indenture Trustee shall verify on each such Business Day that the amounts of Collections deposited into the Collection Account on such Business Day (after adjustment for the reserve in the ACH Sweep Account) corresponds to the amounts specified in the applicable Daily Remittance Report.  In the event that the Indenture Trustee determines that such amounts do not so correspond, the Indenture Trustee’s sole responsibility shall be to notify the Master Servicer and each Noteholder of any discrepancy.  All Collections received by the Master Servicer or any Asset Servicer not directly deposited into the ACH Sweep Account or either Collection Receipt Account by an Obligor shall be transferred to the Collection Account within two Business Days of receipt. Each Asset Servicer will (A) hold Collections in trust, for and as the property of the Issuer for the benefit of the Indenture Trustee (on behalf of the Noteholders) and (B) not permit any Collections to be held in, or transferred to, any account other than the ACH Sweep Account, the Collection Receipt Accounts or the Collection Account. No funds shall be deposited into the ACH Sweep Account or the Collection Account other than amounts representing Collections in respect of Serviced Receivables.

ii.	The preamble of Section 2.02(d) of the Servicing Agreement is hereby amended and restated as follows:

“(d)No Asset Servicer shall effect an extension, rebate, deferral, alteration, amendment, adjustment, extension or release of a Receivable (each, a “Receivable Modification”), unless either (x) such Receivable Modification is as described in any of the following categories (each, a “Permitted Modification”) and each such Permitted Modification is effectuated in accordance with and pursuant to the Servicing Policy or (y) the Majority Holders consent to such modification:”

iii.	Section 2.02(d)(iv) of the Servicing Agreement is hereby amended and restated as follows:

“(iv)an Asset Servicer may effect a Due Date Adjustment;”

iv.	Section 2.02(d)(v) of the Servicing Agreement is hereby amended and restated as follows:

“(v)an Asset Servicer may effect a Payment Deferral for a Serviced Receivable that is not a Delinquent Receivable so long as (x) interest continues to accrue on the amount of such Payment Deferral (subject to any maximum finance charge specified in the related Contract) and (y) after applying such Payment Deferral, the new final scheduled maturity date of such Serviced Receivable is not more than *** calendar days later than its original final scheduled maturity date;”

v.	Section 2.02(d)(vi) of the Servicing Agreement is hereby amended and restated as follows:

“(vi)an Asset Servicer may effect a Payment Deferral for a Serviced Receivable that is a Delinquent Receivable so long as (x)(a) no prior Payment Deferral has been effected within the prior *** consecutive days for Obligors on a monthly installment payment schedule or (b) no more than one prior Payment Deferral has been effected within the prior *** consecutive days for Obligors not on a monthly installment payment schedule, (y) after applying such Payment Deferral, the new final scheduled maturity date of such Serviced Receivable is not more than *** calendar days later than its original final scheduled maturity date, and (z) interest continues to accrue on the amount of such Payment Deferral (subject to any maximum finance charge specified in the related Contract);”

vi.	Section 2.02(d) of the Servicing Agreement is hereby amended by adding the following clauses (viii), (ix) and (x):

“(ix)  in respect of any Serviced Receivable that is not a Charged-Off Receivable and as to which the Asset Servicer has been informed that the Obligor is working with a credit counseling service, such Asset Servicer may implement a proposal from such credit counseling service (with such modifications as such Asset Servicer shall agree upon with such credit counseling service or such Obligor) to establish an alternative payment schedule that alters the amount of one or more installment payments, alters the interest rate, extends the maturity date or otherwise makes changes beyond those contemplated by the foregoing clauses (i) and (iii) through (vi) (a Serviced Receivable with such alterations being a “Credit Counseling Receivable”), if (x) the Asset Servicer believes that such alternative schedule will maximize the Collections in respect of such Serviced Receivable and (y) such Asset Servicer enters into such Credit Counseling Receivable in accordance with the Servicing Standard and the Servicing Policy.  Starting on the date a Serviced Receivable becomes a Credit Counseling Receivable, it shall constitute an Ineligible Receivable for all purposes;

(x)  subject to the limits specified in the Servicing Policy, an Asset Servicer may apply a non-cash credit to an Obligor’s account balance in the event an Obligor completes one or more financial literacy courses; provided, however, that such non-cash credits shall not, in the aggregate, exceed the equivalent of a $*** cash payment; and

(xi)  an Asset Servicer may grant a Waiver Credit, so long as such Asset Servicer grants such Waiver Credit in accordance with the Servicing Standard and the Servicing Policy; provided, if the aggregate Waiver Amount for a Collection Period exceeds $10,000, the Master Servicer shall be obligated to deposit the amount of such excess into the Collection Account not later than the Business Day following the Reporting Date for such Collection Period, and such amount shall be allocated to each Investment Pool in accordance with the share of the Waiver Amount attributable to Eligible Receivables in such Investment Pool.”

vii.	Section 2.06 of the Servicing Agreement is hereby amended and restated as follows:

“Section 2.06Backup Servicer.  Pursuant to the Backup Servicing Agreement, each Asset Servicer has appointed the Backup Servicer to stand ready to assume each such Asset Servicer’s duties and obligations hereunder in the event that such Asset Servicer is no longer an Asset Servicer hereunder.  Each Asset Servicer agrees to allow the Backup Servicer to conduct due diligence and complete a beta test file conversion with respect to the Serviced Receivables.  Each Asset Servicer further agrees to provide the Backup Servicer with (i) Daily Data Files, (ii) monthly data files, (iii) program guidelines (including collection, modification and settlement procedures), (iv) delinquency reporting, (v) copies of all Obligor loan documents, (vi) copies of all ACH agreements, (vii) a monthly summary of payment processing (including the number of ACH, credit card and check payments), (viii) all applicable account information and any other information reasonably requested so long as any Serviced Receivable is outstanding, and if any of the foregoing information is amended, restated, supplemented or otherwise modified in any way, shall ensure that the Backup Servicer promptly receives such updated information, guideline or agreement, as applicable.”

viii.	Section 8.01 of the Servicing Agreement is hereby amended by adding the following clause (l):

“(l)the occurrence of an Event of Default under the Indenture.”

ix.	Section 8.02 of the Servicing Agreement is hereby amended by adding the following clause (k):

“(k)the occurrence of an Event of Default under the Indenture.”

4.Amendments to Receivables Purchase Agreement.

i.	Appendix A of the Receivables Purchase Agreement is hereby amended by:

(i) amending and restating the lead-in sentence as follows: “A Receivable shall constitute an “Eligible Receivable” if is satisfies each of the following criteria as of its Eligibility Date (or other date as may be specified below):”;

(ii) amending and restating Eligibility Criterion 17 as follows: “Unless originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is residing in ***; provided, however, that even if originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is not residing in *** to the extent the interest rate associated with such Receivable would be usurious;”; and

(iii) adding the following Eligibility Criterion as item 30:  “30.On any date of determination, the Obligor of such Receivable has paid in full a scheduled installment payment, the funds of which have been received in the Collection Account in the last ninety-five (95) calendar days.”

5.Reference to and Effect Upon the Transaction Documents.  Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the parties thereto and all of the obligations under the Transaction Documents, shall remain in full force and effect.

6.GOVERNING LAW.  THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

8.Severability.  The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.  If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

9.Further Assurances.  The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

10.Headings.  The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

11.Consent to Amendment.

i.	The Indenture Trustee, hereby certifies, as of the date hereof, that:

(i)pursuant to Section 4.04(m) of the Indenture, the Indenture Trustee is the Note Registrar for the Registered Notes; and

(ii)no person other than the Noteholders listed on Appendix A hereto is registered in the Note Register as a Noteholder.

ii.	Each Noteholder listed on a signature page hereto, through its undersigned representative, hereby certifies, as of the date hereof, that:

(i)pursuant to Section 10.02 of the Indenture, such Noteholder is the holder of the Notes listed on Appendix A hereto;

(ii)such Noteholder has not sold, pledged, assigned, transferred or otherwise conveyed its interest in the Notes listed on Appendix A to any other Person; and

(iii)such Noteholder hereby consents to, authorizes and approves the execution and delivery of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

ENOVA INTERNATIONAL INC.

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

ENOVA FINANCE 5, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

NETCREDIT LOAN SERVICES, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

EFR 2016-1, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

BANKERS TRUST COMPANY, as Indenture Trustee and not in its individual capacity

By:/s/ Minda Barr

Name:   Minda Barr

Title:     Vice President

BANKERS TRUST COMPANY, as Securities Intermediary and not in its individual capacity

By:/s/ Minda Barr

Name:   Minda Barr

Title:     Vice President

FIRST ASSOCIATES LOAN SERVICING, LLC, as Verification Agent

By: /s/ Laurence Chiavaro

Name:  Laurence Chiavaro

Title:    Executive Vice President

JEFFERIES FUNDING LLC, as Administrative Agent, as an Initial Term Note Holder and as a Variable Funding Note Noteholder

By:/s/ Robert J. Welch

Name:   Robert J. Welch

Title:     Director

WF 18, LLC, as an Initial Term Note Holder and as a Variable Funding Note Noteholder

By:/s/ Patrick Lo

Name:   Patrick Lo

Title:     Managing Partner

Drawbridge Special Opportunities Fund LP, as an Initial Term Note Holder and as a Variable Funding Note Noteholder

By: Drawbridge Special Opportunities GP LLC, its General Partner

By:/s/ Constantine M. Dakolias

Name:   Constantine M. Dakolias

Title:     President

APPENDIX A

SCHEDULE OF NOTEHOLDERS & NOTES

Noteholder	Variable Funding Note	Outstanding Amount of Initial Term Note	Outstanding Amount of Other Term Notes
Jefferies Funding LLC	$***	$***	$***
WF 18, LLC	$***	$***	$***
Drawbridge Special Opportunities Fund LP	$***	$***	$***
Total	$10,200,000	$55,599,264	$41,615,062

EXHIBIT A

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